                                                                  CONFORMED COPY

                     SUBSCRIPTION AND CONTRIBUTION AGREEMENT

                                   dated as of

                                January 29, 1999

                                      among

                             NEXTEL PARTNERS, INC.,

                                       and

                             THE BUYERS NAMED HEREIN

                        relating to the purchase and sale

                                       of

                                  Common Stock,

                      Series A Convertible Preferred Stock,

                            Series B Preferred Stock,

                      Series C Convertible Preferred Stock,

                      Series D Convertible Preferred Stock,

                                       and

                                    Warrants

                                       of

                              Nextel Partners, Inc.

                                TABLE OF CONTENTS

                             -----------------------

                                                                            PAGE

                                    ARTICLE 1
                                   DEFINITIONS

SECTION 1.01.  Definitions....................................................2

                                    ARTICLE 2
                                PURCHASE AND SALE

SECTION 2.01.  Purchase and Sale..............................................5
SECTION 2.02.  Closing........................................................6
SECTION 2.03.  Subsequent Payments............................................6
SECTION 2.04.  Remedies.......................................................8

                                    ARTICLE 3
                    REPRESENTATIONS AND WARRANTIES OF SELLER

SECTION 3.01.  Corporate Existence and Power..................................9
SECTION 3.02.  Corporate Authorization........................................9
SECTION 3.03.  Governmental Authorization.....................................9
SECTION 3.04.  Noncontravention...............................................9
SECTION 3.05.  Capitalization and Voting Rights..............................10
SECTION 3.06.  Valid Issuance of Securities..................................11
SECTION 3.07.  Litigation....................................................11
SECTION 3.08.  Newly Formed Corporation......................................11
SECTION 3.09.  Representations of Buyers.....................................11
SECTION 3.10.  Use of Proceeds...............................................12
SECTION 3.11.  Corporate Documents...........................................12

                                    ARTICLE 4
                    REPRESENTATIONS AND WARRANTIES OF BUYERS

SECTION 4.01.  Existence and Power...........................................12
SECTION 4.02.  Authorization.................................................12
SECTION 4.03.  Governmental Authorization....................................13
SECTION 4.04.  Noncontravention..............................................13
SECTION 4.05.  Purchase for Investment.......................................13
SECTION 4.06.  Private Placement.............................................13
SECTION 4.07.  Litigation....................................................15
SECTION 4.08.  Brokers or Finders' Fees......................................15

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SECTION 4.09.  Capital of DLJMB..............................................15
SECTION 4.10.  Capital Commitment............................................15
SECTION 4.11.  FCC Compliance; NWIP FCC Licenses.............................15
SECTION 4.12.  Newly Formed Corporation......................................16

                                    ARTICLE 5
                              CONDITIONS TO CLOSING

SECTION 5.01.  Conditions to Obligations of Each Buyer and Seller............17
SECTION 5.02.  Conditions to Obligation of Each Buyer........................18
SECTION 5.03.  Conditions to Obligation of Seller............................19

                                    ARTICLE 6
                            SURVIVAL; INDEMNIFICATION

SECTION 6.01.  Survival......................................................19
SECTION 6.02.  Indemnification...............................................20
SECTION 6.03.  Exclusivity...................................................20

                                    ARTICLE 7
                                  MISCELLANEOUS

SECTION 7.01.  Notices.......................................................21
SECTION 7.02.  Amendments and Waivers........................................22
SECTION 7.03.  Expenses......................................................22
SECTION 7.04.  Successors and Assigns........................................22
SECTION 7.05.  Governing Law.................................................22
SECTION 7.06.  Jurisdiction..................................................22
SECTION 7.07.  Waiver of Jury Trial..........................................23
SECTION 7.08.  Counterparts; Third Party Beneficiaries.......................23
SECTION 7.09.  Entire Agreement..............................................23
SECTION 7.10.  Captions......................................................23
SECTION 7.11.  Severability..................................................23
SECTION 7.12.  Interpretation................................................24
SECTION 7.13.  Remedies Cumulative...........................................24
SECTION 7.14.  Subrogation...................................................24

Schedule A         Schedule of Investors

Schedule B         Seller's Account Information

Schedule C         NWIP FCC Licenses

Schedule D         Exceptions to Section 4.11

Exhibit I          List of Transaction Documents and Collateral Agreements

                     SUBSCRIPTION AND CONTRIBUTION AGREEMENT


         AGREEMENT dated as of January 29, 1999 between Nextel Partners, Inc., a Delaware corporation ( the "COMPANY" or "SELLER"), and the Persons named on Schedule A hereto (each a "BUYER" and collectively, the "BUYERS").


                              W I T N E S S E T H :

         WHEREAS, to finance, in part, the building and operation of an 800 MHZ digital wireless communications network, the Company intends to issue shares of Series A Convertible Preferred Stock, par value $0.001 per share (the "SERIES A PREFERRED"), Series B Preferred Stock, par value $0.001 per share (the "SERIES B PREFERRED"), Series C Convertible Preferred Stock, par value $0.001 per share (the "SERIES C PREFERRED"), and Series D Convertible Preferred Stock, par value $0.001 per share (the "SERIES D PREFERRED" and, together with the Series A Preferred, the Series B Preferred and, the Series C Preferred, the "PREFERRED STOCK"), warrants to purchase shares of Class A Common Stock (the "WARRANTS"), Class A Common Stock, par value $.001 per share (the "CLASS A COMMON STOCK"), and Class B Common Stock, par value $.001 per share (the "CLASS B COMMON STOCK" and, together with the Class A Common Stock, the "COMMON STOCK" and, together with the Preferred Stock and the Warrants, the "SECURITIES").

         WHEREAS, certain institutional investors and other cash investors listed on the signature pages hereto wish to invest in the Company incident to the building and operation of said digital wireless communications network;

         WHEREAS, the Company desires to issue and sell the relevant Securities to each of the Buyers, and each of the Buyers desires to purchase the relevant Securities from Seller, upon the terms and subject to the conditions hereinafter set forth;

         The parties hereto agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

         SECTION 1.01. Definitions. (a) The following terms, as used herein, have the following meanings:

         "AFFILIATE" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person. For purposes of this definition, the terms "CONTROL" (including with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to vote or direct the voting of more than 50% of the outstanding shares of voting stock (or other ownership interests) of such Person, or to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

         "ASSET TRANSFER AGREEMENT" means the Asset Transfer and Reimbursement Agreement, dated as of the date hereof, between Opco and NWIP.

         "CASH INVESTOR" means each Buyer other than NWIP and Motorola.

         "CLOSING DATE" means the date of the Closing.

         "COLLATERAL AGREEMENTS" means those agreements identified as such on
Exhibit I hereto.

         "DLJ ENTITIES" means DLJMB, DLJ Offshore Partners II, C.V., DLJ Diversified Partners, L.P., DLJMB Funding II, Inc., DLJ Merchant Banking Partners II - A, L.P., DLJ Diversified Partners - A, L.P., DLJ Millennium Partners, L.P., DLJ Millennium Partners - A, L.P., UK Investment Plan 1997 Partners, DLJ EAB Partners, L.P., DLJ ESC II L.P., DLJ First ESC L.P., and Madison Dearborn Capital Partners II, L.P. ("MADISON DEARBORN").

         "DLJMB" means DLJ Merchant Banking Partners II, L.P., a Delaware limited partnership.

         "EMPLOYMENT AGREEMENTS" means, collectively, the employment agreements dated as of the date hereof, between Opco and each of the Management Stockholders.

         "FCC" means the Federal Communications Commission or similar regulatory authority established in replacement thereof.

         "FCC LAW" means the Communications Act of 1934, as amended, including as amended by the Telecommunications Act of 1996, and the rules, regulations and policies promulgated thereunder.

         "FINANCINGS" means (i) the approximately $275 million senior secured credit facility between Opco and a lending group led by DLJ Capital Funding Inc., or an Affiliate thereof, (ii) the issuance and sale of $400 million in aggregate principal amount of unsecured Senior Notes of Seller to be purchased or privately placed by an underwriting group led by Donaldson, Lufkin & Jenrette Securities Corporation and (iii) the issuance and sale of the Preferred Stock and Warrants to Buyers.

         "JOINT VENTURE AGREEMENT" means that certain Joint Venture Agreement, dated as of the date hereof, by and among NWIP, the Company and Opco, as such may be amended from time to time.

         "LICENSE CO." means, Nextel WIP License Co., a Delaware corporation and wholly-owned subsidiary of Nextel.

         "LICENSE TRANSFER" means the transfer of the capital stock of License Co. to the Company or a Subsidiary thereof.

         "LIEN" means, with respect to any property or asset, any mortgage, lien, pledge, charge, security interest or encumbrance in respect of such property or asset, or any right of others therein.

         "MANAGEMENT AGREEMENT" means that certain interim Management Agreement, dated as of the date hereof, by and between Opco and NWIP as such may be amended from time to time.

         "MANAGEMENT STOCKHOLDERS" means John Chapple, John Thompson, David Thaler, David Aas, Perry Satterlee, and Mark Fanning.

         "MOTOROLA" means Motorola, Inc.

         "MOTOROLA AGREEMENTS" means, collectively, (i) the Infrastructure Equipment Purchase Agreement, dated as of the date hereof, by and between Opco and Motorola and (ii) the Subscriber Equipment Purchase and Distribution Agreement, dated as of the date hereof, by and between Opco and Motorola.

         "MOTOROLA CONTRIBUTION" means the execution and delivery by Motorola of the Motorola Agreements.

         "NEXTEL" means Nextel Communications, Inc.

         "NEXTEL AGREEMENT" means the Agreement Specifying Obligations of, and Limiting Liability and Recourse to, Nextel, dated as of the date hereof, by and among Nextel, Opco and the Company.

         "NEXTEL CONTROLLED GROUP" means Nextel and its controlled Affiliates, whether now existing or hereafter created or acquired.

         "1999 STOCK OPTION PLAN" shall have the meaning set forth in the Shareholders' Agreement.

         "NWIP" means Nextel WIP Corp., a Delaware corporation.

         "NWIP FCC LICENSES" means those FCC licenses set forth on Schedule C.

         "1934 ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         "1933 ACT" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

         "OPCO" means Nextel Partners Operating Corp., a Delaware corporation and a wholly-owned subsidiary of the Company.

         "PERSON" means an individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

         "SHAREHOLDERS' AGREEMENTS" means that certain Shareholders' Agreement, dated as of the date hereof, by and among the Company, NWIP, DLJMB, Eagle River Investments, LLC ("EAGLE RIVER"), Motorola and certain other investors listed on the signature pages thereof.

         "TRANSACTION DOCUMENTS" means those documents listed on Exhibit I.

         (b) Each of the following terms is defined in the Section set forth opposite such term:

TERM                                                                     SECTION

Accredited Investor                                                      4.06(h)

TERM                                                                     SECTION

Buyers                                                                  Recitals
Buyer Indemnified Party                                                  6.02(a)
Class A Common                                                          Recitals
Class B Common                                                          Recitals
Closing                                                                     2.02
Common Stock                                                            Recitals
Company                                                                 Recitals
Damages                                                                  6.02(a)
DLJ                                                                         4.09
DLJMB II, Inc.                                                              4.09
Initial Cash Contribution                                                2.02(b)
Licenses                                                                    3.01
NWIP Contribution                                                        2.02(b)
Pre-Closing Expenditures                                                 5.01(g)
Preferred Stock                                                         Recitals
Purchase Price                                                              2.01
Restated Certificate                                                     3.05(a)
Securities                                                              Recitals
Seller                                                                  Recitals
Seller Indemnified Party                                                 6.02(b)
Series A Preferred                                                      Recitals
Series B Preferred                                                      Recitals
Series C Preferred                                                      Recitals
Series D Preferred                                                      Recitals
Subsequent Cash Contribution                                             2.03(a)
Subsequent Payment Date                                                  2.03(a)
Warrants                                                                Recitals


                                    ARTICLE 2
                                PURCHASE AND SALE

         SECTION 2.01. Purchase and Sale. Upon the terms and subject to the conditions of this Agreement, Seller agrees to issue and sell to each Buyer and each Buyer irrevocably agrees in its own name severally and not jointly, to purchase from Seller the Securities set forth opposite such Buyer's name on Schedule A hereto at the Closing. In the event that any DLJ Entity fails to purchase from Seller the Securities set forth opposite such DLJ Entity's name on Schedule A hereto at the Closing, DLJMB agrees to purchase such Securities at the Closing. The aggregate purchase price for the Securities (the "PURCHASE

PRICE") is the amount in cash or in assets specified on Schedule A hereto. The Purchase Price shall be paid as provided in Section 2.02.

         SECTION 2.02. Closing. The closing (the "CLOSING") of the purchase and sale of the Securities hereunder shall take place at the offices of Mayer, Brown & Platt, 1675 Broadway, New York, NY 10019, as soon as possible, but in no event later than five business days, after satisfaction of the conditions set forth in
Article 5, or at such other time or place as Buyers and Seller may agree. At the
Closing:

         (a) Each Cash Investor shall deliver to Seller, in immediately available funds, one-third (1/3) of the Purchase Price (the "INITIAL CASH CONTRIBUTION") set forth opposite such Buyer's name on Schedule A hereto, by wire transfer (or other means acceptable to Seller) to the account of Seller described on Schedule B.

         (b) NWIP will (i) execute and deliver to the Custodian one or more stock certificates, together with stock powers duly executed in blank, representing all the outstanding stock of License Co., together with irrevocable instructions to release the stock of License Co. to Seller upon receipt of a written notice from Seller and NWIP that FCC approval of the License Transfer has been received, (ii) execute and deliver the Collateral Agreements, and (iii) agree to use its reasonable best efforts to permit Seller to use the relevant frequencies that are subject to the Frequency Sharing Agreement between Nextel Communications, Inc. and Clearnet, Inc. dated January 31, 1995, as amended (collectively the "NWIP CONTRIBUTION"). The transfer of the stock of License Co. to Seller will occur immediately upon receipt by the Custodian of the notice referred to above.

         (c) Motorola will make the Motorola Contribution.

         (d) Seller shall deliver to each Buyer certificates, or other appropriate documentation, for the relevant Securities duly registered in the name of such Buyer.

         SECTION 2.03. Subsequent Payments. (a) Each Cash Investor shall deliver additional payments of one-third (1/3) of such Cash Investor's Purchase Price (each, a "SUBSEQUENT CASH CONTRIBUTION") to Seller in immediately available funds, by wire transfer (or other means acceptable to Seller) to the account described on Schedule B (or such other account as the Seller may from time to time designate) on each of December 31, 1999 and December 31, 2000 (each, a "SUBSEQUENT PAYMENT DATE").

         (b) Seller has the right to (i) accelerate payment of each of the Subsequent Cash Contributions by up to 90 days prior to the relevant Subsequent Payment Date by providing the relevant Buyers with notice at least 30 days before the proposed payment date and (ii) assign the right to receive any unpaid Subsequent Cash Contribution to a lender as security for an interim advance to the Company by such lender.

         (c) Each Cash Investor acknowledges and agrees that, if the Closing occurs, its obligation to make payments to Seller of the relevant Subsequent Cash Contributions constitutes an absolute, irrevocable and unconditional obligation, and shall not be subject to claim, set-off, or other rights which such Buyer may have at any time against the Seller. If a Buyer fails to pay a Subsequent Cash Contribution to the Seller more than two business days after the Subsequent Payment Date: (i) such defaulting party will be subject to liquidated damages in the amount of 25% of its Securities (which liquidated damages, in the case of the DLJ Entities, shall be paid to DLJMB (in lieu of the Company), if DLJMB timely paid (or caused to be paid timely) the Subsequent Cash Contribution), (ii) all remaining Subsequent Cash Contributions of such defaulting party shall become immediately due and payable in full, (iii) the outstanding amount shall accrue interest at a rate per annum equal to 200 basis points over the highest rate of interest charged from time to time by the Seller's senior lenders, (iv) the rights of such defaulting party under the Shareholders' Agreement but none of its obligations will terminate and (v) the Series A Preferred Stock of such defaulting party will convert to Class A Common Stock in accordance with the Restated Certificate.

         (d) Without limiting Section 2.03(c), in the event that any DLJ Entity fails to make any Subsequent Cash Contribution on the applicable Subsequent Payment Date, DLJMB shall make (or shall cause to be made) such Subsequent Cash Contribution within two business days of such Subsequent Payment Date. DLJMB acknowledges and agrees that, if the Closing occurs, its obligation to make payments to Seller of Subsequent Cash Contributions of other DLJ Entities pursuant to the preceding sentence constitutes an absolute, irrevocable and unconditional obligation, and shall not be subject to claim, set-off, or other rights which DLJMB may have at any time against the Seller nor shall the Seller be required to exhaust any remedies against the defaulting party before proceeding against DLJMB to enforce this Section 2.03(d) against DLJMB. In the event of a payment default by DLJMB under this paragraph (d), (i) all remaining Subsequent Cash Contributions of DLJMB shall become immediately due and payable in full, (ii) the outstanding amount shall accrue interest at a rate per annum equal to 200 basis points over the highest rate of interest charged from time to time by the Seller's senior lenders, (iii) the Series A Preferred of DLJMB will convert to Class A Common Stock in accordance with the Restated Certificate and
(iv) the rights of DLJMB but none of its obligations under the Shareholders' Agreement will terminate.

         (e) In the event that a Cash Investor transfers all or part of its Securities in advance of completing its payment obligations under Article 2, such Cash Investor shall remain primarily liable for the transferee's remaining Subsequent Cash Payments.

         (f) NWIP covenants and agrees that it will cause the representations and warranties in Section 4.12 to remain true and correct at all times from the date hereof until the License Transfer has been consummated and shall also use its commercially reasonable best efforts to cause the representations and warranties set forth in Section 4.11 to remain true and correct at all times from the date hereof until the License Transfer has been consummated. NWIP agrees that, upon such approval of the FCC as will permit the License Transfer to be lawfully consummated, such transfer will thereupon be deemed to be accomplished without any further action on the part of NWIP, and the Company and the Custodian are hereby irrevocably authorized at such time to deliver the stock certificates and completed stock power in such manner as necessary and appropriate to consummate (i) the License Transfer and (ii) the pledge of the stock of License Co. to Opco's senior lenders as contemplated by the terms of Opco's senior secured credit facility.

         SECTION 2.04. Remedies. Each Buyer acknowledges that the Seller is a start-up company and agrees that as such the Seller would suffer irreparable harm, including the great harm to its ability to operate in accordance with its business plan during its critical start-up phase, in the event that such Buyer failed to pay in full, as and when due, its portion of the Purchase Price. The parties agree that if any provision of this Article 2 is not performed by a Buyer in accordance with its specific terms or is otherwise breached, irreparable damage to the Seller would occur, no adequate remedy at law would exist and damages would be difficult to determine, and that the Seller will therefore be entitled to (i) specific performance of the terms of this Article 2, (ii) the remedies set forth in Sections 2.03(c) and 2.03(d), including, liquidated damages in the amount of 25% of such Buyer's Securities (which damages are intended by the parties to compensate the Seller for the harm suffered by reason of such Buyer's failure to pay when due its portion of the Purchase Price, it being understood and agreed that recovery of damages in an amount equal to such portion of the Purchase Price plus accrued interest thereon shall not be sufficient to adequately compensate the Seller for such harm) and
(iii) any other remedy available under this Agreement or otherwise at law or in equity.

                                    ARTICLE 3
                    REPRESENTATIONS AND WARRANTIES OF SELLER

         Seller represents and warrants to each Buyer as of the date hereof that:

         SECTION 3.01. Corporate Existence and Power. Each of Seller and Opco is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all corporate powers and all governmental licenses, authorizations, permits, consents and approvals ("LICENSES"), required to carry on its business as now conducted.

         SECTION 3.02. Corporate Authorization. The execution, delivery and performance by each of Seller and Opco of each of the Transaction Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby (including the issuance and sale of the Securities) are within Seller's or Opco's (as applicable) corporate powers and have been duly authorized by all necessary corporate action on the part of such corporation. Each of the Transaction Documents to which it is a party constitutes or, when executed, will constitute a valid and binding agreement of each of Seller and Opco, enforceable against Seller and Opco in accordance with its respective terms, except (i) as limited by the applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, or (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

         SECTION 3.03. Governmental Authorization. The execution, delivery and performance by Seller and Opco of each of the Transaction Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby require no order, license, consent, authorization or approval of, or exemption by, or action by or in respect of, or notice to, or filing or registration with, any governmental body, agency or official except such as have been made or obtained and, with respect to its conduct of business after the Closing as contemplated by the Joint Venture Agreement, such of the foregoing as Seller reasonably expects to obtain in the ordinary course of business.

         SECTION 3.04. Noncontravention. The execution, delivery and performance by Seller and Opco of each of the Transaction Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby do not and will not (i) violate the Restated Certificate or the by-laws of the Seller or the Certificate of Incorporation or by-laws of Opco, (ii) violate any applicable law, rule, regulation, judgment, injunction, order or decree, (iii) require any consent or other action by any Person under, constitute a default under (with due notice or lapse of time or both), or give rise to any right of termination, cancellation or acceleration of any right or obligation of Seller or Opco or to a loss of any material benefit to which Seller or Opco is entitled under any provision of any agreement or other instrument binding upon Seller or Opco or any of Seller's or Opco's assets or properties or (iv) result in the creation or imposition of any material Lien on any property or asset of Seller or Opco.

         SECTION 3.05. Capitalization and Voting Rights. (a) The authorized capital stock of Seller consists of 75,000,000 shares of Class A Common Stock, 25,000,000 shares of Class B Common Stock and 70,000,000 shares of preferred stock, and the outstanding capital stock of Seller immediately prior to the Closing is 1,588,888 shares of Class A Common Stock, no shares of Class B Common Stock and no shares of preferred stock. The rights, privileges and preferences of the Class A and Class B Common Stock and the Series A, Series B, Series C and Series D Preferred Stock are set forth in the Restated Certificate of Incorporation (the "RESTATED CERTIFICATE").

         (b) Immediately following the Closing the outstanding securities of Seller will be 1,588,888 shares of Class A Common Stock, no shares of Class B Common Stock, 17,479,999 shares of Series A Preferred, 2,185,000 shares of Series B Preferred, 8,740,000 shares of Series C Preferred, 2,185,000 shares of Series D Preferred, the Warrants, options issued or issuable under the 1999 Stock Option Plan, and options to purchase 35,000 shares of Class A Common Stock issued to John Thompson.

         (c) The authorized capital stock of Opco consists of 200 shares of common stock. Immediately following the Closing the outstanding capital stock of Opco will be 100 shares of common stock. The Seller owns all the outstanding capital stock of Opco.

         (d) Except as set forth in this Section 3.05 there are, and immediately after the Closing there will be, no outstanding (i) shares of capital stock or voting securities of the Seller or Opco, (ii) securities of the Seller or Opco convertible into or exchangeable for shares of capital stock or voting securities of the Seller or Opco, as the case may be, (iii) options or other rights to acquire from the Seller or Opco, or other obligation of the Seller or Opco to issue, any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of the Seller or Opco, or (iv) other than as expressly permitted in the Transaction Documents, no obligation of the Seller or Opco to repurchase or otherwise acquire or retire any shares of capital stock or any convertible securities, rights or options of the type described in (i), (ii), or (iii).

         SECTION 3.06. Valid Issuance of Securities. Each of the Securities which are being issued to the Buyers hereunder have been duly and validly authorized and when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be fully paid and nonassessable.

         SECTION 3.07. Litigation. (a) There is no action, suit, investigation or proceeding pending against, or to the knowledge of Seller, threatened against or affecting Seller or any of its properties before any court or arbitrator or any governmental body, agency or official which in any manner challenges or seeks to prevent, enjoin, alter or materially delay the transactions contemplated by this Agreement or which could reasonably be expected to have a material adverse effect on the business, financial condition, properties or operations of Seller, nor is Seller aware that there is any basis for the foregoing.

         (b) There is no action, suit, investigation or proceeding pending against, or to the knowledge of Opco, threatened against or affecting Opco or any of its properties before any court or arbitrator or any governmental body, agency or official which in any manner challenges or seeks to prevent, enjoin, alter or materially delay the transactions contemplated by this Agreement or which could reasonably be expected to have a material adverse effect on the business, financial condition, properties or operations of Opco, nor is Opco aware that there is any basis for the foregoing.

         SECTION 3.08. Newly Formed Corporation. Seller was incorporated on July 8, 1998 in the State of Delaware solely for the purpose of effectuating the transactions contemplated in this Agreement and the other Transaction Documents and has not conducted any business or entered into any agreements or commitments except with respect to the foregoing and, as of the date hereof, has no obligations or liabilities other than (i) those arising under, or contemplated by, the Transaction Documents or the Financings, (ii) those representing amounts due to its outside professional advisors in connection with services rendered by them to the Company and/or Opco to prepare for or facilitate consummation of the transactions contemplated to occur at the Closing and (iii) other miscellaneous immaterial obligations and liabilities that in the aggregate collectively amount to less than $10,000.

         SECTION 3.09. Representations of Buyers. Seller has not relied on any representations or warranties of Buyers or any Affiliate of Buyers not made in this Agreement or any of the other Transaction Documents. Seller has not relied on and acknowledges that no representations have been made by any Buyers or any officers, employees, Affiliates, agents or representatives of Buyers, or any Management Stockholder, except for representations and warranties expressly set forth in this Agreement and the other Transaction Documents. Seller has not relied on and acknowledges that no representations or warranties have been made by NWIP with respect to FCC matters and FCC Law except for representations and warranties expressly set forth in Section 4.11.

         SECTION 3.10. Use of Proceeds. The proceeds from the Financings will be used to fund the build out of, and operating and transaction expenses relating to, the Seller's wireless communications network (including reimbursement of certain capital expenditures and operating expenses incurred by Nextel (and/or its subsidiaries) and Eagle River) in accordance with the Company's business plan.

         SECTION 3.11. Corporate Documents. All requisite action has been taken (including all action required under the applicable laws of the State of Delaware) to cause the Restated Certificate and the by-laws of the Company and the Certificate of Incorporation and the by-laws of Opco to be duly and validly adopted, properly filed and in full force and effect.

                                    ARTICLE 4
                    REPRESENTATIONS AND WARRANTIES OF BUYERS

         Each Buyer (or in the case of Section 4.09, DLJMB only, and Sections
4.11 and 4.12, NWIP only) represents and warrants to Seller (or in the case of
Section 4.06, to Seller, NWIP and Nextel), severally as to itself only and not jointly or as to any other Buyer that as of the date hereof (and in the case of Sections 4.11 and 4.12, as of the date of the completion of the License Transfer):

         SECTION 4.01. Existence and Power. Such Buyer, if not an individual, is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has all powers (corporate, partnership or otherwise) and all Licenses required to carry on its business as now conducted. Such Buyer, if an individual, has the legal capacity to enter into this Agreement and the Shareholders' Agreement.

         SECTION 4.02. Authorization. The execution, delivery and performance by such Buyer of each of this Agreement, and when executed, the Shareholders' Agreement (and, in the case of each of NWIP and Motorola, each of the other Transaction Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby are or, when executed, will be within the powers (corporate, partnership or otherwise) of such Buyer and have been or will have been duly authorized by all necessary action on the part of such Buyer. This Agreement constitutes and the Shareholders' Agreement (and, in the case of each of NWIP and Motorola, each of the other Transaction Documents to which it is a party), when executed, will constitute a valid and binding agreement of such Buyer, each enforceable in accordance with their respective terms, except (i) as limited by the applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement or creditors' rights generally, or (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

         SECTION 4.03. Governmental Authorization. The execution, delivery and performance by such Buyer of this Agreement and the Shareholders' Agreement (and, in the case of each of NWIP and Motorola, each of the other Transaction Documents to which it is a party) and the consummation of the transactions contemplated hereby and thereby require no order, license, consent, authorization or approval of, or exemption by, or action by or in respect of, or notice to, or filing or registration with, any governmental body, agency or official except as contemplated by Section 2.02(b)(i) and as set forth in
Article 5.

         SECTION 4.04. Noncontravention. The execution, delivery and performance by such Buyer of each of the relevant Transaction Documents and the consummation of the transactions contemplated hereby and thereby do not and will not (i) violate the organizational documents of such Buyer, (ii) violate any applicable law, rule, regulation, judgment, injunction, order or decree, (iii) require any consent or other action by any Person under, constitute a default under (with due notice or lapse of time or both), or give rise to any right of termination, cancellation or acceleration of any right or obligation of such Buyer (or, in the case of NWIP, NWIP or License Co.) or to a loss of any material benefit to which such Buyer (or, in the case of NWIP, NWIP or License Co.) is entitled under any provision of any agreement or other instrument binding upon such Buyer (or, in the case of NWIP, NWIP or License Co.) or any of its assets or properties, to the extent that any of the foregoing would have a material adverse effect on such Buyer or would prevent or otherwise render such Buyer unable to perform its obligations under any Transaction Document to which it is a party or (iv) result in the creation or imposition of any material Lien on any property or asset of such Buyer (or, in the case of NWIP, NWIP or License Co.), to the extent that any of the foregoing would have a material adverse effect on such Buyer or would prevent or otherwise render such Buyer unable to perform its obligations under any Transaction Document to which it is a party.

         SECTION 4.05. Purchase for Investment. Such Buyer is purchasing the relevant Securities for investment for its own account and not with a view to, or for sale in connection with, any distribution thereof.

         SECTION 4.06. Private Placement. (a) Such Buyer understands that (i) the offering and sale of the Securities hereby is intended to be exempt from registration under the 1933 Act and (ii) there is only a limited market for the Securities, and there can be no assurance that any Buyer will be able to sell or dispose of the Securities to be purchased by such Buyer.

         (b) Such Buyer's financial situation is such that such Buyer can afford to bear the economic risk of holding the relevant Securities acquired hereunder for an indefinite period of time, and such Buyer can afford to suffer the complete loss of the investment in such Securities.

         (c) Such Buyer's knowledge and experience in financial and business matters are such that it is capable of evaluating the merits and risks of the investment in the relevant Securities, or such Buyer has been advised by a representative possessing such knowledge and experience.

         (d) Such Buyer understands that the Securities acquired hereunder are a speculative investment which involves a high degree of risk of loss of the entire investment therein, that there are substantial restrictions on the transferability of the Securities as set forth in the Shareholders' Agreement, and that for an indefinite period following the date hereof there will be no (or only a limited) public market for the Securities and that, accordingly, it may not be possible for such Buyer to sell the Securities in case of emergency or otherwise.

         (e) Such Buyer and its representatives, including, to the extent it deems appropriate, its professional, financial, tax and other advisors, have reviewed all documents provided to them in connection with the investment in the Securities, and such Buyer understands and is aware of the risks related to such investment.

         (f) Such Buyer and its representatives have been given the opportunity to examine all documents and to ask questions of, and to receive answers from, Seller and its representatives and Nextel and its representatives concerning the terms and conditions of the acquisition of the Securities and related matters and to obtain all additional information which such Buyer or its representatives deem necessary.

         (g) All written information which such Buyer has provided to Seller and its representatives and Nextel and its representatives concerning such Buyer and such Buyer's financial position was true, complete and correct at the time it was provided.

         (h) Such Buyer is an "ACCREDITED INVESTOR" as such term is defined in Regulation D under the 1933 Act.

         (i) Such Buyer is not relying on and acknowledges that no representation is being made by any other Buyer, or any of its officers, employees, Affiliates, agents or representatives, the Seller or any of its officers, employees, Affiliates, agents or representatives, Nextel or any of its officers, employees, Affiliates, agents or representatives, or any Management Stockholder, except for representations and warranties expressly set forth in this Agreement and the other Transaction Documents.

         SECTION 4.07. Litigation. There is no action, suit, investigation or proceeding pending against, or to the knowledge of such Buyer threatened against or affecting, such Buyer before any court or arbitrator or any governmental body, agency or official which could be reasonably expected to have a material adverse effect on its ability to consummate the transactions contemplated by this Agreement or the Shareholders' Agreement.

         SECTION 4.08. Brokers or Finders' Fees. There is no investment banker, broker, finder or other intermediary which has been retained by, will be retained by or is authorized to act on behalf of such Buyer who might be entitled to any fee or commission from the Seller upon consummation of the transactions contemplated by this Agreement.

         SECTION 4.09. Capital of DLJMB. DLJ Merchant Banking II, Inc. ("DLJMB II, INC.") is an indirect wholly-owned subsidiary of Donaldson Lufkin & Jenrette, Inc. ("DLJ") and is the managing general partner of DLJMB and certain affiliated investment vehicles that coinvest with DLJMB. DLJMB and the other DLJ Entities have committed capital of $3 billion, of which approximately 60% remains available for investment. The scheduled term of DLJMB extends through 2005 and no event or circumstance has occurred that would reasonably be expected to cause the term of DLJMB to expire or be subject to termination prior to the last Subsequent Payment Date. Through DLJMB and the other DLJ Entities, DLJMB II, Inc. has access to freely available cash in an amount sufficient to make in full and in a timely manner all committed investments contemplated to be made by it (including its transferees, if any) hereunder, including the Subsequent Cash Contributions, in the aggregate amount of $74,249,720. As of the date hereof, each of the DLJ Entities is an Affiliate of DLJ.

         SECTION 4.10. Capital Commitment. Each Cash Investor has, and will have on the Closing Date and on any Subsequent Payment Date, cash available to it in an amount sufficient to make its Initial Cash Contribution or Subsequent Cash Contribution, as the case may be, in accordance with the terms of Article 2.

         SECTION 4.11. FCC Compliance; NWIP FCC Licenses. (a) License Co. is the holder of the NWIP FCC Licenses. Except as disclosed in Schedule D, each of the NWIP FCC Licenses is valid and in full force and effect. Except as disclosed in Schedule D, there are no conditions on the NWIP FCC Licenses that would likely have a material adverse effect on such licenses or their use in an ESMR network in the Territories as contemplated by the Joint Venture Agreement other than those as set forth on the face of the NWIP FCC Licenses or in statutes and

FCC rules and policies of general applicability to the commercial mobile radio industry. Except as disclosed in Schedule D, there is no complaint, investigation, notice of violation, or other proceeding against, or otherwise relating to, the NWIP FCC Licenses, License Co. or any member of the Nextel Controlled Group pending or, to the knowledge of License Co. or any member of the Nextel Controlled Group, threatened by or before the FCC (i) that would likely have a material adverse effect on the NWIP FCC Licenses or their use in an ESMR network in the Territories as contemplated by the Joint Venture Agreement, (ii) which questions or contests the validity of, or assignment to the Company or any member of the Nextel Controlled Group, or seeks the revocation, nonrenewal or suspension of, any of the NWIP FCC Licenses, (iii) which seeks the imposition of any modification or amendment with respect to any of the NWIP FCC Licenses, or (iv) which could reasonably be expected to adversely affect the ability of Seller to build and operate an iDEN system after the Closing Date substantially as contemplated by the relevant Transaction Documents other than proceedings which generally affect the commercial mobile radio industry. Except as disclosed in Schedule D, License Co. and the Nextel Controlled Group are in compliance in all material respects with the FCC Law, and the rules and regulations of the FCC, including without limitation all applicable eligibility criteria for holding the NWIP FCC Licenses, except to the extent that noncompliance would not likely have a material adverse effect on the NWIP FCC Licenses or their use in an ESMR Network in the Territories as contemplated by the Joint Venture Agreement.

         (b) NWIP reaffirms the representations and warranties set forth in
Section 4.11(a) as of the date of the License Transfer, provided, that the Seller acknowledges that NWIP is not responsible for a breach of such representations and warranties under Section 4.11(a) resulting from any action or inaction by the Seller or any of its subsidiaries with respect to such NWIP FCC Licenses.

         SECTION 4.12. Newly Formed Corporation. License Co. was incorporated on November 4, 1998 in the State of Delaware solely for the purpose of effectuating the transactions contemplated in this Agreement and the other Transaction Documents and has not conducted any business or entered into any agreements or commitments except with respect to the foregoing and has no obligations or liabilities other than (i) those arising under, or contemplated by, the Transaction Documents or the Financings and (ii) other miscellaneous immaterial obligations and liabilities that in the aggregate collectively amount to less than $10,000. License Co. has furnished to the Company a true and correct copy of its Certificate of Incorporation and by-laws as in effect on the Closing Date. The authorized capital stock of License Co. consists of 100 shares of common stock, no par value. The outstanding capital stock of License Co. is 100 shares of common stock, all of which shares have been duly and validly authorized, and are fully paid and nonassessable. NWIP owns all the outstanding capital stock of

License Co. free and clear of any liens, and License Co. has no subsidiaries. Except as set forth in this Section 4.12, there are no outstanding (i) shares of capital stock or voting securities of License Co., (ii) securities of License Co. convertible into or exchangeable for shares of capital stock or voting securities of License Co., (iii) options or other rights to acquire from License Co., or other obligation of License Co. to issue, any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of License Co., or (iv) obligation of License Co. to repurchase or otherwise acquire or retire any shares of capital stock or any convertible securities, rights or options of the type described in (i), (ii), or
(iii). License Co. (x) has obtained such proper authorization as may be required from its Board of Directors and its shareholders of all corporate action taken by License Co., (y) keeps its assets and liabilities separate from those of other entities (including Nextel and the Affiliates thereof) and (z) does not hold itself out as being liable for the debts of Nextel or any Affiliate thereof.

                                    ARTICLE 5
                              CONDITIONS TO CLOSING

         SECTION 5.01. Conditions to Obligations of Each Buyer and Seller. The obligations of each Buyer and Seller to consummate the Closing are subject to the satisfaction of the following conditions:

         (a) No provision of any applicable law, rule or regulation and no effective or pending judgment, injunction, order or decree by any governmental entity of competent jurisdiction shall prohibit the consummation of the Closing.

         (b) All material actions by or in respect of, or filings with, any governmental body, agency, official or authority required to permit the consummation of the Closing shall have been taken, made or obtained.

         (c) The conditions to the execution and delivery of the other Transaction Documents shall have been satisfied or waived and each of the other Transaction Documents shall have been executed and delivered with any waiver of conditions and any other changes having been consented to by each of NWIP, DLJMB, Eagle River, and Motorola.

          (d) The Restated Certificate shall have been duly filed at the office of the Secretary of State of the State of Delaware.

         (e) Subject to Section 2.01, each other Buyer shall have purchased the Securities to be purchased by it hereunder by paying the Purchase Price applicable thereto in accordance with Section 2.02.

         (f) Seller shall have received cash proceeds of at least $575 million from debt financing on terms and conditions acceptable to each of DLJMB, Eagle River, Motorola and NWIP.

         (g) The Company shall reimburse NWIP and Eagle River for Pre- Closing Expenditures set forth in a detailed written estimate provided to the Company, DLJMB and each other Shareholder at least ten days prior to Closing. Within 60 days after the date hereof, representatives of the Company shall meet with representatives of NWIP and Eagle River to adjust such estimates and to agree on the amount of any additional reimbursement by (or refund to) the Company. Any dispute that arises as a result of such discussions shall be submitted to arbitration pursuant to Section 12.7 of the Joint Venture Agreement. "PRE-CLOSING EXPENDITUREs" means capital expenditures and operating expenses made and incurred by Nextel (and its Affiliates) and Eagle River prior to the date hereof for assets, properties, rights or services (other than the capital expenditures and operating expenses paid for or reimbursed pursuant to the Asset Transfer Agreement)) in order to facilitate the construction of the Company's ESMR Network in the Territory (as such terms are defined in the Joint Venture Agreement).

         (h) Each of the Management Stockholders shall have executed and delivered to Seller an Employment Agreement.

         (i) Any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended shall have expired or been terminated.

         SECTION 5.02. Conditions to Obligation of Each Buyer. The obligation of each Buyer to consummate the Closing is subject to the satisfaction of the following further conditions:

         (a) (i) Seller shall have performed in all material respects all of its obligations hereunder required to be performed by it on or prior to the Closing Date and (ii) the representations and warranties of Seller contained in this Agreement and in any certificate or other writing delivered by Seller pursuant hereto shall be true in all material respects when made and at and as of the Closing Date, as if made at and as of such date.

         (b) Each Buyer shall have received all documents and evidence it may reasonably request relating to the existence of Seller and the authority of Seller to execute, deliver and perform this Agreement, all in form and substance reasonably satisfactory to such Buyer.

         SECTION 5.03. Conditions to Obligation of Seller. The obligation of Seller to consummate the Closing with respect to any Buyer is subject to the satisfaction of the following further conditions:

         (a) (i) Each Buyer shall have performed in all material respects all of its obligations hereunder required to be performed by it at or prior to the Closing Date and (ii) the representations and warranties of such Buyer contained in this Agreement and in any certificate or other writing delivered by such Buyer pursuant hereto shall be true in all material respects when made and at and as of the Closing Date, as if made at and as of such date.

         (b) Seller shall have received all documents it may reasonably request relating to the existence of such Buyer and the authority of such Buyer to execute, deliver and perform this Agreement, all in form and substance reasonably satisfactory to Seller. Seller shall have received from NWIP true and correct copies of all the documentation relating to (i) the transfer of assets contemplated by the Asset Transfer Agreement and (ii) the provision by Nextel and/or its subsidiaries to NWIP of the rights necessary to perform its obligations under the Collateral Agreements.

                                    ARTICLE 6
                            SURVIVAL; INDEMNIFICATION

         SECTION 6.01. Survival. The representations and warranties of the parties hereto contained in this Agreement or in any certificate delivered pursuant hereto or in connection herewith shall survive the Closing until three years after the Closing Date, provided that any party's representations and warranties herein relating to payment in full of the Purchase Price or issuance or delivery of Securities upon payment therefore, shall survive until such payments, issuances and deliveries have been made or performed in full. Notwithstanding the preceding sentence, any representation or warranty in respect of which indemnity may be sought under this Agreement shall survive the time at which it would otherwise terminate pursuant to the preceding sentence, if written notice of the inaccuracy or breach thereof giving rise to such right of indemnity shall have been given to the party against whom such indemnity may be sought prior to such time, but only as to such inaccuracy or breach. Any actual or alleged breach of any representation or warranty made in this Agreement shall not affect in any manner whatsoever the relative rights and obligations of the parties to and under the Shareholders' Agreement.

         SECTION 6.02. Indemnification. (a) Seller hereby indemnifies, severally and not jointly, each Buyer and its Affiliates, limited partners, general partners, directors, officers and employees (each, a "BUYER INDEMNIFIED PARTY") against and agrees to hold each of them harmless from any and all damage, loss, liability and expense (including, without limitation, reasonable expenses of investigation and reasonable attorneys' fees and expenses in connection with any action, suit or proceeding) ("DAMAGES") incurred or suffered by any Buyer Indemnified Party arising out of any misrepresentation or breach of warranty, covenant or agreement made or to be performed by Seller pursuant to this Agreement except to the extent (but only to the extent) any such Damages arise out of or result from the gross negligence or willful misconduct of such Buyer Indemnified Party or its Affiliates.

         (b) Each Buyer hereby indemnifies, severally and not jointly, Seller and its Affiliates, limited partners, general partners, directors, officers and employees (each, a "SELLER INDEMNIFIED PARTY") against and agrees to hold each of them harmless from any and all Damages incurred or suffered by any Seller Indemnified Party arising out of any misrepresentation or breach of warranty, covenant or agreement made or to be performed by such Buyer pursuant to this Agreement except to the extent (but only to the extent) any such Damages arise out of or result from the gross negligence or willful misconduct of such Seller Indemnified Party or its Affiliates.

         SECTION 6.03. Exclusivity. After the Closing, Section 6.02 will provide the exclusive remedy for any misrepresentation, breach of warranty, covenant or other agreement or other claim arising out of this Agreement or the transactions contemplated hereby except that Sections 2.03 and 2.04 will also provide remedies for any breach under Article 2 (it being understood that the remedial provisions of the other Transaction Documents shall apply to any misrepresentation, breach of warranty, covenant or other agreement or other claim arising thereunder).

                                    ARTICLE 7
                                  MISCELLANEOUS

         SECTION 7.01. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission) and shall be given, if to any Buyer, to such Buyer at the address specified by such Buyer on the signature pages of this Agreement or in a notice given by such Buyer to Seller for such purpose, provided that in the case of Buyers that are DLJ Entities, a copy shall be sent to:

              Davis Polk & Wardwell
              450 Lexington Avenue
              New York, New York  10017
              Fax:  212-450-4800
              Attention: John Buttrick


         if to Seller , to:

              Nextel Partners, Inc.
              4500 Carillon Point
              Kirkland, WA 98033
              Attn: General Counsel
              Fax: 425-828-8098

              with a copy to:

              Friedman Kaplan & Seiler LLP
              875 Third Avenue, 8th Floor
              New York, NY 10022
              Fax: 212-355-6401
              Attention: Gary D. Friedman

or to such other address or telecopy number and with such other copies as such party may hereafter specify for the purpose of notice.

         All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5 p.m. in the place of receipt and such day is a business day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding business day in the place of receipt.

         SECTION 7.02. Amendments and Waivers. (a) Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement, or in the case of a waiver, by the party against whom the waiver is to be effective.

         (b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

         SECTION 7.03. Expenses. The Company shall pay the fees and expenses set forth in Section 8.06 of the Shareholders' Agreement. Notwithstanding the preceding sentence, any Buyer that defaults in its payment obligations under
Article 2 shall pay on demand the Seller's costs (including reasonable attorney's fees and expenses) of enforcement.

         SECTION 7.04. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns and indemnified persons; provided that except as provided in Section 2.03 no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of each other party hereto; provided however, that the Company may collaterally assign its rights and interest in this Agreement to Opco's senior lenders that have granted to members of the Nextel Group the rights described on
Exhibit 4.13 to the Joint Venture Agreement (or other rights as Nextel may agree).

         SECTION 7.05. Governing Law. This Agreement shall be governed by and construed in accordance with the law of the State of New York.

         SECTION 7.06. Jurisdiction. The parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may only be brought in the United States District Court for the Southern District of New York or any New York State court sitting in New York City, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 7.01 shall be deemed effective service of process on such party.

         SECTION 7.07. Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         SECTION 7.08. Counterparts; Third Party Beneficiaries. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other parties hereto. No provision of this Agreement shall confer upon any Person other than the parties hereto (and Persons entitled to indemnification under Article 6 and Nextel, which is entitled to rely on the representations and warranties made in Section 4.06) any rights or remedies hereunder.

         SECTION 7.09. Entire Agreement. This Agreement along with the Shareholders' Agreement (including the documents, schedules and exhibits referred to herein and therein) and the other Transaction Documents constitute the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of this Agreement.

         SECTION 7.10. Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

         SECTION 7.11. Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforced in accordance with its terms to the maximum extent permitted by law.

         SECTION 7.12. Interpretation. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         SECTION 7.13. Remedies Cumulative. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

         SECTION 7.14. Subrogation. Madison Dearborn acknowledges that DLJMB is a third party beneficiary of its obligations to make Subsequent Cash Contributions pursuant to Section 2.03. Upon a payment to Seller by DLJMB of a Madison Dearborn Subsequent Cash Contribution pursuant to Section 2.03(d), DLJMB shall be subrogated to the rights of Seller against Madison Dearborn with respect to such Subsequent Cash Contribution payment obligations.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                       NEXTEL PARTNERS, INC., a Delaware
                                       corporation


                                       By: /s/ John Chapple
                                          --------------------------------------
                                          Name:  John Chapple
                                          Title: President and Chief Executive
                                                 Officer


                                       NEXTEL WIP CORP., a Delaware
                                       corporation


                                       By: /s/ Thomas J. Sidman
                                          --------------------------------------
                                          Name:    Thomas J. Sidman
                                          Title:   President
                                          Address: 1505 Farm Credit Drive
                                                   McLean, VA 22102
                                                   Attn: General Counsel
                                                   Fax: 703-394-3496

                                       With a copy of notice to:

                                          Jones, Day, Reavis & Pogue
                                          North Point
                                          901 Lakeside Avenue
                                          Cleveland, Ohio 44114
                                          Attn: Jeanne Rickert
                                          Fax: 216-579-0212

                                       DLJ MERCHANT BANKING PARTNERS
                                       II, L.P., a Delaware Limited Partnership

                                       By: DLJ Merchant Banking II, Inc., as
                                           managing general partner


                                       By: /s/ Ivy Dodes
                                          --------------------------------------
                                          Name:    Ivy Dodes
                                          Title:   Vice President
                                          Address: c/o DLJ Merchant Banking II,
                                                     Inc.
                                                   277 Park Avenue
                                                   New York, NY 10172
                                                   Fax: 212-892-7272

                                                   with a copy of notice to:
                                                   Davis Polk & Wardwell
                                                   450 Lexington Avenue
                                                   New York, NY 10017
                                                   Attn: John Buttrick
                                                   Fax: 212-450-5426


                                       DLJ MERCHANT BANKING PARTNERS
                                       II-A, L.P., a Delaware Limited
                                       Partnership

                                       By: DLJ Merchant Banking II, Inc., as
                                           managing general partner

                                       By: /s/ Ivy Dodes
                                          --------------------------------------
                                          Name:    Ivy Dodes
                                          Title:   Vice President
                                          Address: c/o DLJ Merchant Banking II,
                                                     Inc.
                                                   277 Park Avenue
                                                   New York, NY 10172
                                                   Fax: 212-892-7272

                                       DLJ OFFSHORE PARTNERS II, C.V., a
                                       Netherlands Antilles Limited Partnership

                                       By: DLJ Merchant Banking II, Inc., as
                                           advisory general partner

                                       By: /s/ Ivy Dodes
                                          --------------------------------------
                                          Name:    Ivy Dodes
                                          Title:   Vice President
                                          Address: c/o DLJ Merchant Banking II,
                                                     Inc.
                                                   277 Park Avenue
                                                   New York, NY 10172
                                                   Fax: 212-892-7272


                                       DLJ DIVERSIFIED PARTNERS, L.P., a
                                       Delaware Limited Partnership

                                       By: DLJ Diversified Partners, Inc., as
                                           managing general partner

                                       By: /s/ Ivy Dodes
                                          --------------------------------------
                                          Name:    Ivy Dodes
                                          Title:   Vice President
                                          Address: c/o DLJ Merchant Banking II,
                                                     Inc.
                                                   277 Park Avenue
                                                   New York, NY 10172
                                                   Fax: 212-892-7272


                                       DLJ DIVERSIFIED PARTNERS-A, L.P., a
                                       Delaware Limited Partnership

                                       By: DLJ Diversified Partners, Inc.,
                                           as managing general partner

                                       By: /s/ Ivy Dodes
                                          --------------------------------------
                                          Name:    Ivy Dodes
                                          Title:   Vice President
                                          Address: c/o DLJ Merchant Banking II,
                                                     Inc.
                                                   277 Park Avenue
                                                   New York, NY 10172
                                                   Fax: 212-892-7272

                                       DLJ MILLENNIUM PARTNERS, L.P., a
                                       Delaware Limited Partnership

                                       By: DLJ Merchant Banking II, Inc.,
                                           as managing general partner

                                       By: /s/ Ivy Dodes
                                          --------------------------------------
                                          Name:    Ivy Dodes
                                          Title:   Vice President
                                          Address: c/o DLJ Merchant Banking II,
                                                     Inc.
                                                   277 Park Avenue
                                                   New York, NY 10172
                                                   Fax: 212-892-7272


                                       DLJ MILLENNIUM PARTNERS-A, L.P.

                                       By: DLJ Merchant Banking II, Inc., as
                                           managing general partner

                                       By: /s/ Ivy Dodes
                                          --------------------------------------
                                          Name:    Ivy Dodes
                                          Title:   Vice President
                                          Address: c/o DLJ Merchant Banking II,
                                                     Inc.
                                                   277 Park Avenue
                                                   New York, NY   10172
                                                   Fax: 212-892-7272


                                       DLJMB FUNDING II, INC., a Delaware
                                       corporation


                                       By: /s/ Ivy Dodes
                                          --------------------------------------
                                          Name:    Ivy Dodes
                                          Title:   Vice President
                                          Address: c/o DLJ Merchant Banking II,
                                                     Inc.
                                                   277 Park Avenue
                                                   New York, NY 10172
                                                   Fax: 212-892-7272

                                       DLJ FIRST ESC, L.P.,

                                       By: DLJ LBO Plans Management Corporation,
                                           as manager


                                       By: /s/ Ivy Dodes
                                          --------------------------------------
                                          Name:    Ivy Dodes
                                          Title:   Vice President
                                          Address: c/o DLJ Merchant Banking II,
                                                     Inc.
                                                   277 Park Avenue
                                                   New York, NY 10172
                                                   Fax: 212-892-7272


                                       DLJ EAB PARTNERS, L.P.

                                       By: DLJ LBO Plans Management Corporation,
                                       as managing general partner


                                       By: /s/ Ivy Dodes
                                          --------------------------------------
                                          Name:    Ivy Dodes
                                          Title:   Vice President
                                          Address: c/o DLJ Merchant Banking II,
                                                     Inc.
                                                   277 Park Avenue
                                                   New York, NY 10172
                                                   Fax: 212-892-7272

                                       DLJ ESC II, L.P.

                                       By: DLJ LBO Plans Management Corporation,
                                           as manager


                                       By: /s/ Ivy Dodes
                                          --------------------------------------
                                          Name:    Ivy Dodes
                                          Title:   Vice President
                                          Address: c/o DLJ Merchant Banking II,
                                                     Inc.
                                                   277 Park Avenue
                                                   New York, NY 10172
                                                   Fax: 212-892-7272

                                       UK INVESTMENT PLAN 1997 PARTNERS,
                                       a Delaware Limited Partnership

                                       By: UK Investment Plan 1997 Partners,
                                           Inc. as general partner

                                       By: /s/ Ivy Dodes
                                          --------------------------------------
                                          Name:    Ivy Dodes
                                          Title:   Vice President
                                          Address: c/o DLJ Merchant Banking II,
                                                     Inc.
                                                   277 Park Avenue
                                                   New York, NY 10172
                                                   Fax: 212-892-7272


                                       MADISON DEARBORN CAPITAL
                                       PARTNERS II, L.P.

                                       By: Madison Dearborn Partners II, L.P.,
                                           its General Partner

                                       By: Madison Dearborn Partners, Inc.,
                                           its General Partner


                                       By: /s/ David F. Mosher
                                          --------------------------------------
                                          Name:    David F. Mosher
                                          Title:   Managing Director
                                          Address: 3 First National Plaza
                                                   Suite 3800
                                                   Chicago, Illinois 60602
                                                   Fax: 312-895-1226

                                       EAGLE RIVER INVESTMENTS, LLC,
                                       a Washington limited liability company


                                       By: /s/ C. James Judson
                                          --------------------------------------
                                          Name:    C. James Judson
                                          Title:   Vice President
                                          Address: 2300 Carillon Point
                                                   Kirkland, WA 98033-7353
                                                   Fax: 425-828-8061


                                       MOTOROLA, INC., a Delaware corporation


                                       By:  /s/ Dan Coombes
                                          --------------------------------------
                                          Name:    Dan Coombes
                                          Title:   Senior Vice President and
                                                   General Manager Network
                                                   Systems Group
                                          Address: 1303 E. Algonquin Road
                                                   Schaumberg, Illinois 60196
                                                   Attn.: General Counsel
                                                   Fax: 847-576-3628


                                       CASCADE INVESTMENTS, L.L.C.


                                       By: /s/ Michael Larson
                                          --------------------------------------
                                          Name:    Michael Larson
                                          Title:   Business Manager
                                          Address: 2365 Carillon Point
                                                   Kirkland, Washington 98033
                                                   Attention: Michael Larson
                                                   Fax: 425-889-0288

                                       MADRONA INVESTMENT GROUP, L.L.C.


                                       By: /s/ Tom A. Alberg
                                          --------------------------------------
                                          Name:    Tom A. Alberg
                                          Title:   Principal
                                          Address: 1000 Second Avenue
                                                   Suite 3700
                                                   Seattle, Washington 98014
                                                   Attention: Tom Alberg
                                                   Fax: 206-674-3010


                                       AMPERSAND HOLDINGS, L.L.C.


                                       By: /s/ Gregory J. Parker
                                          --------------------------------------
                                          Name:    Gregory J. Parker
                                          Title:   President
                                          Address: 1301 Santa Barbara Street
                                                   Santa Barbara, California
                                                     93101
                                                   Attention: Gregory Parker
                                                   Fax: 805-963-7801


                                       STEVE HOOPER

                                       /s/ Steve Hooper
                                       -----------------------------------------
                                       Address: 4001 Hunts Point Road
                                                Bellevue, Washington 98004
                                                Fax: 425-462-9891



                                       ARTHUR HARRIGAN

                                       /s/ Arthur Harrigan
                                       -----------------------------------------
                                       Address: 2300 Carillon Point
                                                Kirkland, Washington
                                                Fax: 425-828-8061

                                       JOHN CHAPPLE

                                       /s/ John Chapple
                                       -----------------------------------------
                                       Address: 4500 Carillon Point
                                                Kirkland, Washington 98033
                                                Fax: 425-828-8098


                                       GENERAL ELECTRIC CAPITAL
                                       CORPORATION


                                       By:  /s/ Molly S. Fergusson
                                          --------------------------------------
                                          Name:    Molly S. Fergusson
                                          Title:   Manager, Operations
                                          Address: c/o GE Capital Services
                                                   Structured Finance Group,
                                                     Inc.
                                                   120 Long Ridge Road
                                                   Stamford, CT 06927
                                                   Attention: Portfolio-
                                                              Operations
                                                   Fax: 203-961-2017


                                       NMS CAPITAL, L.P.


                                       By: NMS Capital Management, LLC,
                                           the sole General Partner


                                       By: /s/ Paul S. Lattanzio
                                          --------------------------------------
                                          Name:    Paul S. Lattanzio
                                          Title:   Member
                                          Address: 9 West 57th Street
                                                   48th Floor
                                                   New York, NY 10019
                                                   Attn: Paul S. Lattanzio
                                                   Fax: 212-583-8273

                                       ARES LEVERAGED INVESTMENT FUND, L.P.

                                       By: ARES Management, L.P.

                                       By: ARES Operating Member, LLC,
                                           its General Partner


                                       By: /s/ Jeffrey Serota
                                          --------------------------------------
                                          Name:    Jeffrey Serota
                                          Title:   Vice President
                                          Address: 1999 Avenue of the Stars
                                                   Suite 1900
                                                   Los Angeles, CA 90067
                                                   Fax: 310-201-4170


                                       ARES LEVERAGED INVESTMENT
                                       FUND II, L.P.


                                       By: ARES Management II, L.P.

                                       By: ARES Operating Member II, LLC,
                                           its General Partner


                                       By: /s/ Jeffrey Serota
                                          --------------------------------------
                                          Name:    Jeffrey Serota
                                          Title:   Vice President
                                          Address: 1999 Avenue of the Stars
                                                   Suite 1900
                                                   Los Angeles, CA 90067
                                                   Fax: 310-201-4170

                                       THE HUFF ALTERNATIVE INCOME FUND, L.P.


                                       By: /s/ Donna B. Charlton
                                          --------------------------------------
                                          Name:    Donna B. Charlton
                                          Title:   President of General Manager
                                          Address: 1776 On the Green
                                                   67 Park Place
                                                   Morristown, NJ 07960
                                                   Fax: 973-984-5818




                                       TCW/CRESCENT MEZZANINE PARTNERS II, L.P.
                                       TCW/CRESCENT MEZZANINE TRUST II

                                       By: TCW/CRESCENT MEZZANINE II, L.P.,
                                           its general partner or managing owner

                                       By: TCW/CRESCENT MEZZANINE, L.L.C.,
                                           its general partner


                                       By: /s/ John C. Rocchio
                                          --------------------------------------
                                          Name:    John C. Rocchio
                                          Title:   Managing Director
                                          Address: 1776 On the Green
                                          Address: 11100 Santa Monica Blvd.,
                                                   Suite 2000
                                                   Los Angeles, CA 90025
                                                   Fax: 310-235-5967

                                       TCW SHARED OPPORTUNITY FUND III, L.P.

                                       By: TCW ASSET MANAGEMENT COMPANY,
                                           as Investment Advisor


                                       By: /s/ Robert D. Beyer
                                          --------------------------------------
                                          Name:  Robert D. Beyer
                                          Title: Group Managing Director

                                       By: /s/ John C. Rocchio
                                          --------------------------------------
                                          Name:    John C. Rocchio
                                          Title:   Managing Director
                                          Address: 11100 Santa Monica Blvd.,
                                                   Suite 2000
                                                   Los Angeles, CA 90025
                                                   Fax: 310-235-5967


                                       SHARED OPPORTUNITY FUND IIB, LLC

                                       By: TCW ASSET MANAGEMENT COMPANY,
                                           as Investment Advisor


                                       By: /s/ Robert D. Beyer
                                          --------------------------------------
                                          Name:  Robert D. Beyer
                                          Title: Group Managing Director

                                       By: /s/ John C. Rocchio
                                          --------------------------------------
                                          Name:    John C. Rocchio
                                          Title:   Managing Director
                                          Address: 11100 Santa Monica Blvd.,
                                                   Suite 2000
                                                   Los Angeles, CA 90025
                                                   Fax: 310-235-5967

                                       TCW SHARED OPPORTUNITY FUND II, L.P.

                                       By: TCW INVESTMENT MANAGEMENT
                                           COMPANY, as Investment Advisor


                                       By: /s/ Robert D. Beyer
                                          --------------------------------------
                                          Name:  Robert D. Beyer
                                          Title: Group Managing Director

                                       By: /s/ John C. Rocchio
                                          --------------------------------------
                                          Name:    John C. Rocchio
                                          Title:   Managing Director
                                          Address: 11100 Santa Monica Blvd.,
                                                   Suite 2000
                                                   Los Angeles, CA 90025
                                                   Fax: 310-235-5967


                                       TCW LEVERAGED INCOME TRUST II, L.P.

                                       By: TCW (LINC II), L.P.,
                                           as General Partner

                                       By: TCW ADVISORS (BERMUDA), LTD.,
                                           as General Partner


                                       By: /s/ Robert D. Beyer
                                          --------------------------------------
                                          Name:  Robert D. Beyer
                                          Title: Group Managing Director

                                       By: TCW INVESTMENT MANAGEMENT
                                           COMPANY, as Investment Advisor


                                       By: /s/ John C. Rocchio
                                          --------------------------------------
                                          Name:    John C. Rocchio
                                          Title:   Managing Director
                                          Address: 11100 Santa Monica Blvd.,
                                                   Suite 2000
                                                   Los Angeles, CA 90025
                                                   Fax: 310-235-5967

                                       TCW LEVERAGED INCOME TRUST, L.P.

                                       By: TCW (BERMUDA), LIMITED,
                                           as General Partner


                                       By: /s/ Robert D. Beyer
                                          --------------------------------------
                                          Name:  Robert D. Beyer
                                          Title: Group Managing Director

                                       By: TCW INVESTMENT MANAGEMENT
                                           COMPANY, as Investment Advisor


                                       By: /s/ John C. Rocchio
                                          --------------------------------------
                                          Name:    John C. Rocchio
                                          Title:   Managing Director
                                          Address: 11100 Santa Monica Blvd.,
                                                   Suite 2000
                                                   Los Angeles, CA 90025
                                                   Fax: 310-235-5967

                                       JDT-JRT L.L.C.

                                       By: John D. Thompson, Manager


                                       By: /s/ John D. Thompson
                                          --------------------------------------
                                          Name:  John D. Thompson
                                          Title: Manager


                                       JRC COHO L.L.C.

                                       By: John H. Chapple, Manager


                                       By: /s/ John D. Chapple
                                          --------------------------------------
                                          Name:  John D. Chapple
                                          Title: Manager